                                                                    Exhibit 10.4

                               EXCHANGE AGREEMENT

     This EXCHANGE AGREEMENT ("Agreement") is entered into as of April 16, 2003, by and among VOXWARE, INC., a Delaware corporation (the "Company"), with principal executive office located at 168 Franklin Corner Road, Suite 3, Lawrenceville, New Jersey 08543, and the parties set forth on the signature pages hereto (collectively, the "Purchasers").

                                    RECITALS

     A. The Purchasers and the Company desire that the Purchasers (i) exchange all outstanding 10% Convertible Debentures issued on October 2, 2002 (the "Debentures") which are due on July 1, 2003, (ii) exchange all interests in the capital stock of Voxware NV, a corporation organized under the laws of Belgium ("Voxware Europe"), including without limitation the Investor Stock (as defined in the Creafund Shareholders Agreement noted below) and (iii) terminate all Exchange Rights (the "Exchange Rights") set forth in Section 3 of that certain Shareholders Agreement (the "Creafund Shareholders Agreement") dated as of October 2, 2002, by and among the Company and the Purchasers, in each case held by the Purchasers as of the Effective Time (as defined below) for shares of the Company's Series D Convertible Preferred Stock, par value $0.001 per share (the "Series D Stock"), the terms of which are set forth in the Amended and Restated Certificate of Incorporation (the "Amended and Restated Certificate") in the form attached hereto as Exhibit "A".

     B. Contemporaneously with the Effective Time (as defined below), the Company will be consummating the transactions contemplated by that certain Series D Convertible Preferred Stock Purchase Agreement dated as of April 16, 2003 (the "Series D Purchase Agreement") by and among the Company and the Purchasers named therein in the form attached hereto as Exhibit "B", including without limitation the transactions contemplated hereby, the issuance of shares of Series D Stock, the issuance of warrants (the "Common Stock Warrants") to purchase shares of the Company's common stock, par value $0.001 ("Common Stock"), and the issuance of warrants to purchase shares of Series D Stock (the "Series D Warrants" and collectively with the Common Stock Warrants, the "New Warrants").

     C. As soon as practicable after the date hereof, the Company will be filing a Proxy Statement (the "Proxy Statement") with the Securities and Exchange Commission (the "SEC") seeking approval from the Company's stockholders of the transactions contemplated by the Series D Purchase Agreement, including the issuance of shares of Series D Stock.

     NOW, THEREFORE, in consideration of their respective promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchasers hereby agree as follows:

                                    ARTICLE I
                       EXCHANGE AND ISSUANCE OF SECURITIES

     1.1 Exchange of Debentures. At the Effective Time without the requirement of any further action by any party, all Debentures held by each of the Purchasers shall be deemed cancelled in exchange for an aggregate of 20,000,000 shares of Series D Stock which shall be issued to the Purchasers as set forth on
Schedule 1 hereto. At the Effective Time, the Purchasers shall surrender all Debentures to the Company and the Company shall (i) issue to the Purchasers as set forth on Schedule 1 hereto, as of the date on which the Effective Time occurs, certificates for an aggregate of 20,000,000 shares of Series D Stock and
(ii) pay to the Purchasers cash for accrued and unpaid interest on the Debentures at the rate of 10% per annum for the period from the date of receipt of the proceeds under the Debentures ((euro)140.699,32 on July 2, 2002 and (euro)160,000 on October 9, 2002) through the Effective Date.

     1.2 Exchange of Investor Stock and Termination of Exchange Rights. At the Effective Time, (i) all interests in the capital stock of Voxware Europe, including without limitation the Investor Stock, shall be exchanged and (ii) all Exchange Rights shall be terminated for an aggregate of 30,000,000 shares of Series D Stock, which shares shall be issued to the Purchasers at the Effective Time.

          (a) In the event the Net Sales (as defined in the Creafund Shareholders Agreement) of Voxware Europe for the year ended December 31, 2003 are at least (euro)3,000,000, the Company shall issue to the Purchasers 2,500,000 additional shares of Series D Stock.

          (b) In the event the Net Sales of Voxware Europe for the year ended December 31, 2003 are more than (euro)3,000,000 but do not exceed
(euro)4,000,000, the number of additional shares of Series D Stock to be issued to the Purchasers pursuant to this subsection (b) (in addition to the shares of Series D Stock to be issued pursuant to subsection (a) above) shall be calculated as follows:

     N = 7,500,000 x A minus(euro)3,000,000
                     ----------------------
                        (euro)1,000,000

where N equals the number of additional shares of Series D Stock to be issued to the Purchasers and A equals the actual Net Sales of Voxware Europe for the year ended December 31, 2003.

          (c) In the event the Net Sales of Voxware Europe for the year ended December 31, 2003 are more than (euro)4,000,000, the number of additional shares of Series D Stock to be issued to the Purchasers pursuant to this subsection (c) (in addition to the shares of Series D Stock to be issued pursuant to subsections (a) and (b) above) shall be calculated as follows:

     N = 5,000,000 x A minus(euro)4,000,000
                     ----------------------
                          (euro)500,000

where N equals the number of additional shares of Series D Stock to be issued to the Purchasers and A equals the actual Net Sales of Voxware Europe for the year ended December 31, 2003; provided, however, that above quotient may not exceed one (1).

          (d) Any shares of Series D Stock to be issued to the Purchasers pursuant to this Section 1.2 shall be allocated among the Purchasers in accordance with Schedule 2 hereto, taking into consideration the exercise of the call option as set forth in Section 4.11 hereof. Any additional shares of Series D Stock to be issued to the Purchasers pursuant to subsections (a), (b) or (c) above shall be issued on or before March 31, 2004.

     1.3 Effective Time. The "Effective Time" of the Exchange shall be the time at which the transactions contemplated by the Series D Purchase Agreement are consummated, including without limitation, the execution of the Investor Rights Agreement (the "Investor Rights Agreement") by the Company and the Investors named therein (including the Purchasers) in the form attached hereto as Exhibit "C" and the execution of the Stockholders Agreement (the "Stockholders Agreement") by the Company and the Holders and Investors named therein (including the Purchasers) in the form attached hereto as Exhibit "D".

                                   ARTICLE II
                   PURCHASERS' REPRESENTATIONS AND WARRANTIES

     Each of the Purchasers represents and warrants to the Company as follows:

     2.1 Purchase for Own Account. Such Purchaser is acquiring the shares of Series D Stock and the shares of Common Stock issued upon conversion of or as dividends upon the Series D Stock (the "Conversion Shares" and collectively with the Series D Stock, the "Securities") for its own account and not with a view toward, or in connection with, the public distribution thereof, and will not resell the Securities except pursuant to sales that are exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and/or sales that are registered under the Securities Act. Such Purchaser further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to any third party with respect to any of the Securities, except for a call option granted to Avvision BVBA by Creafund NV with respect to certain Investor Stock held by Creafund NV, which call option has been irrevocably exercised, effective and contingent upon the Effective Time. Such Purchaser understands that it must bear the economic risk of this investment indefinitely, unless any disposition of the Securities is registered pursuant to the Securities Act and any applicable state securities laws or an exemption from such registration is available, and that the Company has no present intention of disposing of any such Securities other than as contemplated by the Investor Rights Agreement.

     2.2 Transfer or Resale. Such Purchaser understands that (i) except as provided in the Investor Rights Agreement, the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be transferred unless subsequently registered thereunder or an exemption from such registration is available; (ii) any sale of such Securities made in reliance on Rule 144 under the Securities Act (or a successor rule) ("Rule 144") may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such Securities without registration under the Securities Act may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to the Investor Rights Agreement).

     2.3 Legends. Such Purchaser further represents that it understands and agrees that, until registered under the Securities Act, or transferred pursuant to the provisions of Rule 144 as promulgated by the Commission, all certificates evidencing any of the Series D Stock or Conversion Shares shall bear a legend, prominently stamped or printed thereon, reading substantially as follows:

          "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, OR THE AVAILABILITY OF AN EXEMPTION FROM THE REGISTRATION PROVISIONS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS."

     2.4 Authorization; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of such Purchaser and constitutes a valid and binding agreement of such Purchaser enforceable against such Purchaser in accordance with its terms, except as enforcement thereof may be limited by
(i) laws of general application relating to bankruptcy, insolvency moratorium, reorganization or other similar laws, both state and federal, affecting the enforcement of creditors' rights in general, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

     2.5 Ownership of Debentures. On the date of this Agreement, such Purchaser owns such Debentures as set forth Schedule 1 hereto, free and clear of all claims, rights, liens, security interests and encumbrances.

                                   ARTICLE III
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents and warrants to each of the Purchasers that:

     3.1 Organization and Qualification. The Company and each of its subsidiaries is a corporation duly organized, validity existing and in good standing under the laws of the jurisdiction in which it is incorporated, and has the requisite corporate power and authority to own its properties and to carry on its business as now being conducted. The Company and each of its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction where the failure to so qualify would have a Material Adverse Effect.

     For the purpose of this agreement "Material Adverse Effect" means any material adverse effect on (a) the business, operations, properties, financial condition or operating results of the Company and its subsidiaries, taken as a whole on a consolidated basis or (b) the ability of the Company to perform its obligations under this Agreement, and the Investor Rights Agreement (collectively, the "Investment Agreements").

     3.2 Authorization; Enforcement. (a) The Company has the requisite corporate power and authority to (i) enter into, and perform its obligations under the Investment Agreements, (ii) issue and perform its obligations with respect to the Series D Stock in accordance with the terms hereof and thereof, and (iii) issue the Conversion Shares in accordance with the terms and conditions of the Series D Stock; (b) the execution, delivery and performance of this Agreement and the consummation by the Company of the transactions contemplated hereby (including without limitation the issuance of the Series D Stock, the reservation for issuance and issuance of the number of the Conversion Shares initially issuable pursuant to the conversion of the Series D Stock) have been duly authorized by all necessary corporate action and no further consent or authorization of the Company, its Board of Directors or stockholders or any other person, body or agency is required with respect to any of the transactions contemplated hereby or thereby (other than actions of (i) the SEC and the Company's Board of Directors in connection with the registration of the Conversion Shares in accordance with the Investor Rights Agreement and (ii) the SEC and the Company's stockholders in connection with the Proxy Statement and the approval of the matters set forth therein); (c) this Agreement has been duly executed and delivered by the Company; and (d) this Agreement constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by (i) laws of general application relating to bankruptcy, insolvency moratorium, reorganization or other similar laws, both state and federal, affecting the enforcement of creditors, rights in general, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

     3.3 Issuance of Shares, etc. The Series D Stock and the Conversion Shares have been duly authorized and when issued and delivered in accordance with the terms hereof (and, as to the Conversion Shares, in accordance with the terms of the Series D Stock) will be validly issued, fully paid and non-assessable, free from all taxes, liens, claims and encumbrances and are not and will not be subject to preemptive rights or other similar rights and will not trigger any anti-dilution or similar provisions in any securities of the Company or any other agreements to which the Company is party which rights or provisions have not been waived.

     3.4 No Conflicts. The execution, delivery and performance of each of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby (including the issuance of the Series D Stock and the reservation for issuance of the Conversion Shares) do not and will not (a) result in a violation of the Amended and Restated Certificate or By-laws of the Company or any of its subsidiaries, (b) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party (except for such conflicts, defaults, terminations, amendments, accelerations, and cancellations as would not, individually or in the aggregate, have a Material Adverse Effect), or (c) assuming the accuracy of the Purchaser's representations and warranties set forth in Article II hereof, result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, U.S. federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries, or by which any property or asset of the Company or any of its subsidiaries, is bound or affected. The Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency or entity or authority in order for it to execute, deliver or perform any of its obligations under this Agreement or to perform its obligations in accordance with the terms hereof.

     3.5 Acknowledgment Regarding Purchasers' Acquisition of the Securities. The Company acknowledges and agrees that each Purchaser is acting independently and is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement or the transactions contemplated hereby, that this Agreement and the transactions contemplated hereby, and the relationship between each Purchaser and the Company is "arms-length", and that any statement made by any Purchaser, or any of its representatives or agents, in connection with this Agreement or the transactions contemplated hereby, other than the representations and warranties of the Purchasers contained herein, is not advice or a recommendation, is merely incidental to such Purchaser's acquisition of the Securities and has not been relied upon in any way by the Company, its officers, directors or other representatives. The Company further represents to the Purchasers that the Company's decision to enter into this Agreement and the transactions contemplated hereby has been based solely on an independent evaluation by the Company and its representatives.

     3.6 No Brokers. Except as set forth in the Series D Purchase Agreement, the Company has taken no action that would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments by any of the Purchasers relating to this Agreement or the transactions contemplated hereby.

                                   ARTICLE IV
                        AGREEMENTS, WAIVERS AND CONSENTS

     4.1 Qualifying Fundraising. Each of the Purchasers hereby agrees that the issuance of the shares of Series D Stock and the New Warrants at the Effective Time constitutes a Qualified Fundraising under each of the Debentures and the Creafund Shareholders Agreement. Each of the Purchasers hereby permanently and irrevocably waives its right to have any of the Debentures redeemed on or before the Effective Time. Each of the Purchasers agrees that it will not convert any of the Debentures, pursuant to Section 4 thereof, on or before the Effective Time. Each of the Purchasers agrees that it will not exchange any of the Investor Stock pursuant to Section 3 of the Creafund Shareholders Agreement, on or before the Effective Time. Each of the Purchasers hereby waives any default that currently exists under the Debentures through the Effective Time.

     4.2 Waiver of Rights to Additional Shares. To the extent such rights exist, each of the Purchasers hereby permanently and irrevocably waives any right of first refusal or pre-emptive right it may have with respect to the issuance of the Series D Stock and the New Warrants contemplated by the Series D Purchase Agreement and this Agreement.

     4.3 Termination of Security Agreement; Grant of Power of Attorney. Each of the Purchasers agrees that, at the Effective Time, the Security Agreement dated as of October 2, 2002 by and among the Company and the Purchasers shall be terminated and have no further force or effect. Each of the Purchasers authorizes the Company to file, at the Effective Time, one or more termination statements pursuant to the Uniform Commercial Code, terminating the security interest granted to the Purchasers, without the signature of any of the Purchasers. In furtherance of the foregoing, each of the Purchasers hereby irrevocably constitutes and appoints the Company and any officer thereof, with full power of substitution, as its true and lawful attorneys-in-fact, with full irrevocable power and authority in the place and stead of such Purchaser or in the Purchaser's own name, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the termination of the Security Agreement and the termination of security interest granted to the Purchasers.

     4.4 Termination of Rights under Debentures. Each of the Purchasers agrees that, as of the Effective Time, it shall have no further rights under the Debentures, except as set forth in Section 1.1 above.

     4.5. Amendment of Creafund Shareholders Agreement. Each of the Purchasers agrees that, effective on the date hereof (except for clause e. below which shall be effective at the Effective Time), the Creafund Shareholders Agreement shall be amended as follows:

          a. Section 2 is hereby amended to provide that Voxware, Inc. shall have no obligation to subscribe for additional capital stock of Voxware Europe, except for the obligation of Voxware, Inc. to purchase additional common shares of Voxware Europe in order to reinstall the minimum required capital of Voxware Europe of(euro)364,245 as of the fiscal year end date of June 30, 2003 according to Articles 633 and 634 of the Corporation Law of Belgium. Such amounts will be paid by Voxware, Inc. by a reduction of the inter-company loan account currently owed by Voxware Europe to Voxware, Inc. As of March 31, 2003, the intercompany account balance was(euro)723,492.

          b. Section 2A is hereby amended to provide that the license granted therein shall be royalty free at all times.

          c. Section 3 is hereby amended to provide that none of the Purchasers shall have any right to exchange Investor Stock, except as set forth in Section 1.2 above.

          d. Section 5 is hereby amended to the extent set forth in the last paragraph of this Section 4.5.

          e. Section 6 is amended to provide that all three (3) members of the Voxware Europe Board of Directors shall be designated by Voxware, Inc.

          f. Section 6.4 is added to the Creafund Shareholders Agreement to provide in its entirety as follows:

               6.4 Each of the Investors and Voxware Europe agree that, through the Effective Time, none of them shall take any action materially adverse to (i) the interests of Voxware, Inc. or (ii) the business of Voxware Europe.

     Each of the Purchasers agrees that, upon the issuance of the shares as set forth in Section 1.2 above in connection with the Net Sales of Voxware Europe for the year ended December 31, 2003, if any, the Creafund Shareholders Agreement shall be terminated and have no further force or effect.

     4.6 Consent to Other Agreements. By execution of this Agreement, each of the Purchasers hereby agrees to the terms of each of the Investor Rights Agreement and the Stockholders Agreement and agrees to execute such agreements in connection with the consummation of the transactions contemplated by the Series D Purchase Agreement.

     4.7 Voting Agreement. Each of the Purchasers agrees to vote any shares of Common Stock beneficially held by such Purchaser on the record date set forth in the Proxy Statement in favor of the proposals recommended by the Board of Directors of the Company.

     4.8 Board Observer Rights. So long as the Purchasers hold at least 40% of the shares of Series D Stock acquired by the Purchasers pursuant to the exchange of the Debenture pursuant to Section 1.1 above and the conversion of the Exchange Rights pursuant to Section 1.2 above, Creafund NV shall be entitled to send one representative to attend and participate (including by means of telephonic conference call), in a nonvoting observer capacity, all meetings of the Board of Directors of the Company and, in this respect, the Company shall provide such representative copies of all notices, minutes, consents and other materials that the Company provides to its Board of Directors.

     4.9 Report on Form 8-K. The Company agrees to file a Current Report on Form 8-K disclosing this Agreement and the transactions contemplated hereby with the SEC within two (2) business days following the date hereof. Such Form 8-K shall contain this Agreement as an Exhibit.

     4.10 Restrictions on Transfers. During the period from the date hereof through the Effective Date, none of the Purchasers shall sell, transfer, or grant any interest in, any of the Debentures. During the period from the date hereof through the Effective Time, none of the Purchasers shall sell, transfer, or grant any interest in, any of the shares of Investor Stock or any of the Exchange Rights, except for a call option granted to Avvision BVBA by Creafund NV with respect to certain Investor Stock held by Creafund NV, which call option has been irrevocably exercised, effective and contingent upon the Effective Time.

     4.11 Exercise of Call Option. Conditional upon the capital increase provided for in Section 4.5.a., Avvision BVBA hereby irrevocably exercises, effective and contingent upon the Effective Time, that certain "call option" with respect to 301 of the shares of Investor Stock of Voxware Europe currently held by Creafund NV.

                                    ARTICLE V
                                  MISCELLANEOUS

     5.1 Governing Law; Jurisdiction. This Agreement shall be construed and enforced in accordance with and governed by the laws of the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be construed and enforced in accordance with and governed by the internal laws of the State of New Jersey, without regard to its principles of conflicts of laws. The parties hereto irrevocably consent to the jurisdiction of the United States federal courts located in the State of Delaware and the state courts in the State of Delaware in any suit or proceeding based on or arising under this Agreement or the transactions contemplated hereby and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. The Company irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Company further agrees that service of process upon the Company mailed by the first class mail shall be deemed in every respect effective service of process upon the Company in any suit or proceeding arising hereunder. Nothing herein shall affect any Purchaser's right to serve process in any other manner permitted by law. The parties hereto agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

     5.2 Counterparts. This Agreement may be executed in two or more counterparts, including, without limitation, by facsimile transmission, all of which counterparts shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause additional original executed signature pages to be promptly delivered to the other parties.

     5.3 Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

     5.4 Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

     5.5 Scope of Agreement; Amendments. This Agreement and the documents and instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein. No provision of this Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement and no provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Purchasers.

     5.6 Notice. Any notice herein required or permitted to be given under the terms of this Agreement shall be in writing and may be personally served or delivered by courier or by facsimile-machine confirmed telecopy, and shall be deemed delivered at the time and date of receipt (which shall include telephone line facsimile transmission). The addresses for such communications shall be:

                  If to the Company:

                  VOXWARE, INC.
                  Lawrenceville Office Park
                  P.O. Box 5363
                  Princeton, New Jersey 08543
                  or
                  168 Franklin Corner Road
                  Suite 3
                  Lawrenceville, NJ 08648
                  Attn:  Nicholas Narlis
                  Telephone No.: (609) 514-4100
                  Facsimile No.: (609) 514-4101

                  with copies to:

                  Hale and Dorr LLP
                  650 College Road East
                  Princeton, NJ 08540
                  Attn:  William J. Thomas
                  Telephone No.: (609) 750-7600
                  Facsimile No.: (609) 750-7700

                  If to the Purchasers:

                  To the address set forth on Schedule 1 hereto

     Each party shall provide notice to the other party of any change in address.

     5.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchasers.

     5.8 Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

     5.9 Survival. The representations and warranties, covenants and agreements in this Agreement shall survive the execution and delivery of this Agreement and the Securities, notwithstanding any due diligence investigation conducted by or on behalf of the Purchasers.

     5.10 Public Filings; Publicity. On the same day as the Company files the Form 8-K required pursuant to Section 4.9, the Company shall issue a press release with respect to the transactions contemplated hereby. The Company and the Purchasers shall have the right to review reasonably in advance of the issuance any press releases (including the foregoing press release), SEC or other filings, or any other public statements, with respect to the transactions contemplated hereby and all reasonable comments by the Purchasers with respect thereto shall be implemented; provided, however, that the Company shall be entitled, without the prior approval of the Purchasers, to make any press release or SEC, Nasdaq, NASD or exchange filings with respect to such transactions as is required by applicable law and regulations (although the Purchasers shall (to the extent time permits) be consulted by the Company in connection with any such press release prior to its release and shall be provided with a copy thereof).

     5.11 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     5.12 Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Agreement shall be cumulative and in addition to all other remedies available under this Agreement, at law or in equity (including a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit a Purchaser's right to actual damages for any failure by the Company to comply with the terms of this Agreement. Amounts set forth or provided for herein with respect to payments and the like (and the computation thereof) shall be the amounts to be received by the Purchasers and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof).

     5.13 Failure or Indulgence Not Waiver. No failure or delay on the part of a Purchaser in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

     5.14 Termination. In the event that the Effective Time shall not have occurred on or before June 30, 2003, unless the parties agree otherwise, this Agreement shall terminate at the close of business on such date and all of the agreements of the parties contained herein shall be null and void, except for this Section 5.14. In the event of the termination of this Agreement, each of the Debentures, the Creafund Shareholders Agreement and the Security Agreement shall remain in full force and effect. Notwithstanding any termination of this Agreement, any party not in breach of this Agreement shall preserve all rights and remedies it may have against the other party hereto for a breach of this Agreement prior to or relating to the termination.

     5.15 Joint Participation in Drafting. Each party to this Agreement has participated in the drafting of this Agreement. As such, the language used herein and therein shall be deemed to be the language chosen by the parties hereto to express their mutual intent and no rule of strict construction shall be applied against any party to this Agreement.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK]

     IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.

     COMPANY:


     VOXWARE, INC.


     By: /s/ Bathsheba J. Malsheen
         -------------------------------------
         Bathsheba J. Malsheen
         President and Chief Executive Officer

     PURCHASERS:


     Creafund NV


     By: /s/ Dirk Haernick
         -------------------------------------
         Name:  Dirk Haernick
         Title: Managing Director


     Avvision BVBA


     By: /s/ Pascal Persyn
         -------------------------------------
         Name:  Pascal Persyn
         Title: Managing Director

     /s/ Dominic Vlieghe, attorney-in-fact
     -----------------------------------------
     Eurl Val D'Ausa

     /s/ Wim Deneweth
     -----------------------------------------
     Wim Deneweth


     BVBA Com/2/Wizards


     By: /s/ Jon Vermeesch
         -------------------------------------
         Name:  Jon Vermeesch
         Title: President

                                   SCHEDULE 1

-------------------------------------------------------------
                                                  Number of
                                                  Shares of
Name and Address of             Amount of      Series D Stock
     Purchasers              Debentures Held   to be Received
-------------------------------------------------------------
       Creafund, NV
Guldensporenpark 21 blok C
      9820 Merelbeke
         Belgium               $213,855.93       14,679,070
-------------------------------------------------------------
      Avvision BVBA
   Guido Gezellelaan87,
       8210 Loppem
         Belgium               $ 38,759.69        2,660,465
-------------------------------------------------------------
     BVBA Com2Wizards
  Hoeve Ter Bekelaan 25,
       2550 Kontich
         Belgium               $  7,267.44          498,837
-------------------------------------------------------------
      Deneweth, Wim
       Walstraat 45
      8020 Oostkamp
         Belgium               $  4,844.96          332,558
-------------------------------------------------------------
     Eurl Val D'Auso
 4 Allees des Jonquilles,
    59117 Wervicq Sud
          France               $ 26,647.29        1,829,070
-------------------------------------------------------------

                                   SCHEDULE 2

Name and Address of Purchaser: Creafund NV, Guldensporenpark 21/C, 9820 Merelbeke, Belgium

Amount of Investor Stock held at the Effective Time : 365

Number of Shares of Series D Stock to be received :
     .    At the Effective Time : 16,418,912 shares;
     .    If Net Sales = 3,000,000 (euro) : 895,272 additional shares;
     .    If 3,000,000(euro)< Net Sales <= 4,000,000: max. 2,685,816 additional shares according to formula as set forth in Section 1.2.(b); and
     . If Net Sales > 4,000,000 : max. 3,986,486 additional shares according to formula as set forth in Section 1.2.(c).

Name and Address of Purchaser: Avvision BVBA, Guido Gezellelaan 87, 8210 Loppem, Belgium

Amount of Investor Stock held at the Effective Time : 301

Number of Shares of Series D Stock to be received :
     .    At the Effective Time : 13,581,088 shares;
     .    If Net Sales = 3,000,000 (euro) : 1,604,728 additional shares;
     .    If 3,000,000(euro)< Net Sales <= 4,000,000: max. 4,814,184 additional shares according to formula as set forth in Section 1.2.(b); and
     . If Net Sales > 4,000,000 : max. 1,013,514 additional shares according to formula as set forth in Section 1.2.(c).